U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported: October 25, 2018

Commission file number: 333-206839

HEALTH-RIGHT DISCOVERIES, INC.

(Exact name of registrant as specified in its charter)

Florida	45-3588650
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

18851 NE 29th Avenue, Suite 700, Aventura, Florida 33180

(Address of Principal Executive Offices)

(305) 705-3247

(Registrant’s telephone number, including area code)

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless the context otherwise requires, all references in this Current Report on Form 8-K report to “HRD,” “Health-Right,” “the Company,” “we,” “our” and “us” refers to Health-Right Discoveries, Inc. and its subsidiaries.

Item 4.01	Change in Registrant’s Certifying Accountant

(i)       On October 25, 2018, Paritz & Company, P.A. (“Paritz”), the independent registered public accounting firm of the Company, announced its resignation effective on the same date. As a result, the Company’s Board of Directors engaged Prager Metis CPAs LLC (“Prager”) to serve as the Company's independent registered public accounting firm effective October 25, 2018.

(ii)     The reports of Paritz on the financial statements of the Company as of and for the fiscal years ended December 31, 2017 and 2016 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports on the financial statements of the Company for the two fiscal years contained an uncertainty about the Company’s ability to continue as a going concern.

(iii)    During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, and in connection with the audit of the Company's financial statements for such periods, there were no disagreements between the Company and Paritz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Paritz, would have caused Paritz to make reference to the subject matter of such disagreements in connection with its audit reports on the Company's financial statements.

(iv)   During the Company's fiscal years ended December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v)     During the Company's fiscal years December 31, 2017 and 2016 and the subsequent interim period from January 1, 2018 to the date of this report, the Company did not consult with Prager regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi)   The Company has provided Paritz with a copy of the disclosures in this report and has requested that Paritz furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Paritz agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Paritz & Company, P.A., dated October 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH-RIGHT DISCOVERIES, INC.

Dated: October 31, 2018	By:	/s/ David Hopkins
David Hopkins, President
(Principal Executive, Financial and Accounting Officer)